SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): November 14, 2012

                       DIGITAL DEVELOPMENT PARTNERS, INC.
                       ----------------------------------
                 (Name of Small Business Issuer in its charter)

           Nevada                  000-52828                 98-0521119
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  (State of incorporation)     (Commission File No.)        (IRS Employer
                                                          Identification No.)

                         17800 Castelton St., Suite 300
                           City of Industry, CA 91748
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (626) 581-3335

                                       N/A
                         -----------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01.  Changes in Registrant's Certifying Accountant.

     On November 14, 2012, John Kinross-Kennedy ("JKK") resigned as the Company's independent registered public accountant. Mr. Kinross resigned due to his decision to retire from public accounting.

     The reports of JKK regarding the Company's financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2011 and 2010, and during the period from December 31, 2011 through November 14, 2012, the date of resignation, there were no disagreements with JKK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of JKK would have caused him to make reference to such disagreement in his reports.

     The Company has provided JKK with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that JKK furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements and, if he does not agree, the respects in which he does not agree. A copy of the letter from JKK is filed as an exhibit to this report.



Item 9.01.        Exhibits.

Exhibit
Number     Description of Document
------     -----------------------

16         Letter regarding resignation of certifying accountant.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 16, 2012                DIGITAL DEVELOPMENT PARTNERS


                                       By:  /s/ William E. Sluss
                                            ----------------------------------
                                            William E. Sluss, Principal
                                                 Financial Officer